Supplemental Cash Flow Information	9 Months Ended
Sep. 30, 2019
SUPPLEMENTAL CASH FLOW INFORMATION
Supplemental Cash Flow Information

10.	SUPPLEMENTAL CASH FLOW INFORMATION

Changes in working capital for the nine months period ended September, 2019 and 2018 are as follows:

(All amounts in table are expressed in thousands of Canadian dollars)

	September 30, 2019	September 30, 2018
Decrease in accounts receivables	27	54
Decrease in prepaid expenses	9	20
(Decrease) increase in trade payables and accrued liabilities	(21)	123
Total changes in working capital	15	197

During the period ended September 30, 2019, the Company:

i) Transferred $3,538,593 from reserve to deficit;

ii) recorded $174,188 the net change for accrued in exploration and evaluation expenditures.

During the period ended September 30, 2018, the Company:

iii) transferred $229,381 from reserve to deficit;

iv) recorded $536,355, the net change for accrued in exploration and evaluation expenditures.